united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number: 811-23798

Flat Rock Enhanced Income Fund

(Exact name of registrant as specified in charter)

Robert K. Grunewald,
Chief Executive Officer
680 S. Cache Street, Suite 100,
P.O. Box 7403,
Jackson, WY 83001
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
(202) 383-0262

Registrant’s telephone number, including area code: (307) 500-5200

Date of fiscal year end: December 31

Date of reporting period: January 1, 2023 - June 30, 2023

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

June 30, 2023

Flat Rock Enhanced Income Fund

FLAT ROCK
GLOBAL

Where Investors Come First

Flat Rock Enhanced Income Fund	Shareholder Letter
June 30, 2023 (Unaudited)

August 29, 2023

Fellow FRBBX Shareholders:

The Flat Rock Enhanced Income Fund (the “Fund”) launched on January 3, 2023, with strong initial interest from investors. By June 30, 2023, the Fund had $104 million of AUM invested in 24 CLO BBs. The Fund provides exposure to over 1,500 first lien senior secured loans using CLO technology. The CLO’s equity investors absorb the initial losses on the loans in each CLO’s portfolio. We believe this buffer against loan losses provides a valuable benefit for our Fund’s shareholders.

Though we made our first investment in February, the Fund returned 6.29% in the first half of 2023. At June 30, 2023, the Fund had a distribution yield of 9.56%.

Fund Performance (Net)

	Return from Inception on 1/3/2023	Annualized Return From Inception on 1/3/2023	Standard Deviation From Inception on 1/3/2023
Flat Rock Enhanced Income Fund	6.29%	13.32%	1.48%
Palmer Square CLO BB Total Return Index	8.45%	18.09%	3.74%
Bloomberg U.S. Corporate High Yield Index	4.84%	10.18%	5.26%
S&P BDC Total Return Index	11.35%	24.66%	17.86%

The performance data quoted represents past performance. Current performance may be lower or higher than the performance data mentioned above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. For performance information current to the most recent month-end, please call 307-500-5200.

We believe the Fund has benefited from favorable market conditions since inception, investing capital in an attractive environment where spreads remain elevated for middle market CLO BBs. During the first two and a half months of 2023, the CLO BB market rallied due to price appreciation in the underlying loans owned by the CLOs. This trend reversed in mid-March when the “mini banking crisis” occurred. The resulting market volatility has enabled us to construct a portfolio of high-quality middle market CLO BBs that were purchased primarily in the secondary market at discounts to par value.

The CLO market has shown strength this summer as concerns over inflation and fears of a sharp recession began to subside. This has translated into higher prices for the Fund’s BB notes and an increase in the Fund’s NAV. While CLO BB spreads have narrowed recently, attractive investment opportunities remain present in the market, in our opinion.

As CLO spreads continue to tighten, we anticipate an uptick in new CLO creation. This would provide new middle market CLO BB investment opportunities in the primary market, which has been slow year to date.

Semi-Annual Report | June 30, 2023	1

Flat Rock Enhanced Income Fund	Shareholder Letter
June 30, 2023 (Unaudited)

Our Fund offers investors a published daily NAV, SEC regulation and reporting, minimum 5% quarterly liquidity, and the ability to invest directly into a broad portfolio of CLO securities using our ticker, FRBBX.

As always, if you have any questions, feel free to reach out.

Sincerely,

Robert Grunewald

Chief Executive Officer and Founder

Glossary: Standard Deviation is a measure that provides the dispersion around a mean. The Palmer Square CLO BB Total Return Index represents the price for tranches of collateralized loan obligation (“CLO”) debt for sale in the United States that are rated BB and included in the Palmer Square CLO Debt Index. The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The index excludes bonds from emerging markets. The S&P BDC Total Return Index is designed to track leading business development companies (“BDCs”) that trade on major U.S. exchanges.

Investors should consider the investment risks, charges, and expenses of the Fund carefully before investing. The prospectus may be obtained at flatrockglobal.com.

Investing involves risk, including loss of principal. The Fund is suitable for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. Our shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. No secondary market is expected to develop for our shares; liquidity for our shares will be provided only through quarterly repurchase offers for no less than 5% of and no more than 25% of our shares at net asset value, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these limited restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in our shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risks, including the risk that shareholders may lose part of or all of their investments. We intend to invest primarily in the junior debt tranches of CLOs. Our investments in the junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. We may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a return of capital or borrowing. The amount of distributions that we may pay, if any, is uncertain.

The Fund is distributed by Ultimus Fund Distributors, Inc.

2	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Portfolio Update
June 30, 2023 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Enhanced Income Fund’s (the “Fund”) investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

PERFORMANCE as of June 30, 2023

Since Inception(1)
Flat Rock Enhanced Income Fund(2)	6.29%
Bloomberg U.S. Corporate High Yield Index(3)	4.84%
S&P BDC Total Return Index(4)	11.35%
Palmer Square CLO BB Total Return Index(5)	8.45%

(1)     The Fund’s inception date was on January 3, 2023.

(2)     Performance returns are net of management fees and other Fund expenses.

(3)   The Bloomberg U.S. Corporate High Yield Index is a rules-based, market-value-weighted index engineered to measure publicly issued non-investment grade USD fixed-rate, taxable and corporate bonds.

(4)   The S&P BDC Total Return Index is designed to track leading business development companies (“BDCs”) that trade on major U.S. exchanges. BDCs are publicly traded private equity firms that invest equity and debt capital in small and mid-sized businesses, and make managerial assistance available to portfolio companies. Constituent companies are BDCs that meet minimum market capitalization and liquidity requirements. The index uses a capped market capitalization weighting scheme. Modifications are made to market cap weights, if required, to reflect available float, while applying single stock capping to the index constituents.

(5)     The Palmer Square CLO BB Total Return Index represents the total return for tranches of collateralized loan obligation (“CLO”) debt for sale in the United States that are rated BB and included in the Palmer Square CLO Debt Index.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that its shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in the junior debt tranches of CLOs that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, with a particular emphasis on CLO debt tranches initially rated “BB” by a

Semi-Annual Report | June 30, 2023	3

Flat Rock Enhanced Income Fund	Portfolio Update
June 30, 2023 (Unaudited)

nationally recognized statistical rating organization. The Fund’s investments in the junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

ASSET ALLOCATION as of June 30, 2023*

*      Holdings are subject to change.

        Percentages are based on net assets of the Fund.

TOP TEN HOLDINGS* as of June 30, 2023

% of Net Assets
Brightwood Capital MM CLO Ltd., Series 2020-1A	11.90%
Ivy Hill Middle Market Credit Fund XIV Ltd., Series 14-A	11.29%
HPS Private Credit CLO LLC, Series 2023-1A	10.36%
Great Lakes CLO Ltd., Series 2021-5A	8.65%
ABPCI Direct Lending Fund CLO I LLC, Series 2023-12A	5.98%
First American Government Obligations Fund	5.96%
MCF CLO IX Ltd., Series 2019-1A	4.58%
TCP Whitney CLO Ltd., Series 2017-1A	3.61%
Monroe Capital MML CLO Ltd., Series 2021-1A	3.53%
RAD CLO Ltd., Series 2018-2A	2.94%

*      Holdings are subject to change and exclude cash equivalents.

4	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Portfolio Update
June 30, 2023 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $20.00 on January 3, 2023 (commencement of operations) and tracking its progress through June 30, 2023.

$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
1/3/23
1/31/23
2/28/23
3/31/23
4/30/23
5/31/23
6/30/23
Flat Rock Enhanced Income Fund – $10,629
S&P BDC Total Return Index – $11,135
Bloomberg U.S. Corporate High Yield Index – $10,484
Palmer Square CLO BB Total Return Index – $10,845

The hypothetical $10,000 investment at inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly. Performance quoted does not include a deduction for taxes that a shareholder would pay on the repurchase of fund shares.

Semi-Annual Report | June 30, 2023	5

Flat Rock Enhanced Income Fund	Schedule of Investments
June 30, 2023 (Unaudited)
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(a)(b) - 91.61%
ABPCI Direct Lending Fund ABS II LLC, Series 2022-2A, Class C, 8.24%, 3/1/2032(c)	$3,000,000	$2,511,199
ABPCI Direct Lending Fund CLO I LLC, Series 2023-12A, Class E, 14.48%, 4/29/2035 (TSFR3M + 968bps)(d)	6,200,000	6,223,394
Anchorage Capital CLO Ltd., Series 2014-4RA, Class E, 10.77%, 1/28/2031 (3MO LIBOR + 550bps)(d)	1,200,000	1,015,567
Barings Middle Market CLO Ltd., Series 2021-IA, Class D, 13.90%, 7/20/2033 (3MO LIBOR + 865bps)(d)	1,000,000	959,370
Brightwood Capital MM CLO Ltd., Series 2020-1A, Class ER, 13.71%, 1/15/2031 (TSFR3M + 872bps)(c)(d)	13,000,000	12,379,791
Great Lakes CLO Ltd., Series 2021-5A, Class E, 12.59%, 4/15/2033 (3MO LIBOR + 750bps)(d)	9,950,000	8,997,826
HPS Private Credit CLO LLC, Series 2023-1A, Class E, 14.90%, 7/15/2035 (TSFR3M + 985bps)(d)	11,000,000	10,780,000
ICG US CLO Ltd., Series 2015-1A, Class DR, 11.08%, 10/19/2028 (3MO LIBOR + 581bps)(d)	1,500,000	1,358,893
Ivy Hill Middle Market Credit Fund XIV Ltd., Series 14-A, Class D, 12.33%, 4/18/2030 (3MO LIBOR +707bps)(d)	12,250,000	11,750,022
Ivy Hill Middle Market Credit Fund, Inc., Series 7A, Class ERR, 13.67%, 10/20/2033 (3MO LIBOR + 842bps)(d)	3,000,000	2,807,053
MCF CLO IV LLC, Series 2014-1A, Class ERR, 13.46%, 10/20/2033 (3MO LIBOR +865bps)(d)	1,500,000	1,430,811
MCF CLO IX Ltd., Series 2019-1A, Class E, 12.98%, 7/17/2031 (3MO LIBOR + 790bps)(d)	4,985,000	4,765,442
MCF CLO VIII Ltd., Series 2018-1A, Class E, 12.59%, 7/18/2030 (3MO LIBOR + 733bps)(d)	2,000,000	1,897,109
Monroe Capital MML CLO Ltd., Series 2019-2A, Class E, 13.97%, 10/15/2031 (3MO LIBOR + 870bps)(d)	3,000,000	2,889,216
Monroe Capital MML CLO Ltd., Series 2021-1A, Class E, 13.92%, 5/20/2033 (3MO LIBOR + 854bps)(d)	4,000,000	3,678,121
Monroe Capital MML CLO Ltd., Series 2019-1X, Class ER, 13.74%, 11/22/2033 (3MO LIBOR + 836bps)(d)	2,000,000	1,821,287
Monroe Capital MML CLO VI Ltd., Series 2018-1A, Class E, 11.99%, 4/15/2030 (3MO LIBOR + 690bps)(d)	1,250,000	1,133,899
Monroe Capital MML CLO VII Ltd., Series 2018-2A, Class E, 12.63%, 11/22/2030 (3MO LIBOR + 725bps)(d)	3,000,000	2,825,552
Monroe Capital MML CLO VIII Ltd., Series 2019-1A, Class ER, 13.74%, 11/22/2033 (3MO LIBOR + 836bps)(d)	3,200,000	2,914,060
Monroe Capital MML CLO X Ltd., Series 2020-1A, Class ER, 13.88%, 5/20/2034 (TSFR3M + 875bps)(d)	1,500,000	1,418,523
See Notes to Financial Statements.
6	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Schedule of Investments
June 30, 2023 (Unaudited)
	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(a)(b) - 91.61%
Mountain View CLO LLC, Series 2017-1A, Class E, 11.71%, 10/16/2029 (3MO LIBOR + 645bps)(d)	$1,750,000	$1,543,892
RAD CLO Ltd., Series 2018-2A, Class ER, 11.26%, 10/15/2031 (TSFR3M + 626bps)(d)	3,600,000	3,055,821
Sound Point CLO Ltd., Series 2017-1A, Class E, 11.23%, 1/23/2029 (3MO LIBOR + 596bps)(d)	3,000,000	2,353,113
TCP Whitney CLO Ltd., Series 2017-1A, Class ER, 13.54%, 8/20/2033 (3MO LIBOR + 816bps)(d)	4,000,000	3,751,933
Wind River CLO Ltd., Series 2017-4A, Class E, 11.18%, 11/20/2030 (3MO LIBOR + 580bps)(d)	1,250,000	1,061,364
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $94,317,410)		$95,323,258
	Shares	Fair Value
SHORT-TERM INVESTMENTS - 5.96%
MONEY MARKET FUNDS - 5.96%
First American Government Obligations Fund, Class X, 5.01%(e)	6,207,370	$6,207,370
TOTAL SHORT-TERM INVESTMENTS (Cost $6,207,370)		6,207,370
TOTAL INVESTMENTS - 97.57% (Cost $100,524,780)		101,530,628
Other Assets in Excess of Liabilities - 2.43%		2,532,685
NET ASSETS - 100.00%		$104,063,313

(a)        Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as June 30, 2023 was $95,323,258, representing 91.61% of net assets.

(b)        The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)        Illiquid security. Security is being fair valued in accordance with the Trust’s fair valuation policies and represents 14.31% of the Fund’s net assets.

(d)        Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(e)        Rate disclosed is the seven day effective yield as of June 30, 2023.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2023	7

Flat Rock Enhanced Income Fund	Statement of Assets and Liabilities
June 30, 2023 (Unaudited)
Assets
Investments in securities at fair value (cost $100,524,780)	$101,530,628
Receivable for fund shares sold	388,191
Dividends and interest receivable	2,317,432
Prepaid expenses	9,083
Total Assets	104,245,334
Liabilities
Payable to Adviser	110,720
Payable to Administrator	17,051
Payable to auditors	17,928
Payable to trustees	4,862
Other accrued expenses	31,460
Total Liabilities	182,021
Net Assets	$104,063,313
Net Assets consist of:
Paid-in capital	101,365,340
Accumulated earnings	2,697,973
Net Assets	$104,063,313
Fund Shares:
Net Assets	$104,063,313
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	4,975,203
Net asset value and offering price per share	$20.92
See Notes to Financial Statements.
8	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Statement of Operations
For the period ended June 30, 2023(a) (Unaudited)
Investment Income
Dividend income	$265,600
Interest income	3,205,507
Total investment income	3,471,107
Expenses
Adviser	314,735
Administration	23,887
Audit and tax preparation	17,928
Legal	13,499
Transfer agent	8,308
Printing	5,884
Trustee	4,862
Custodian	2,357
Pricing	1,484
Compliance services	395
Registration	281
Miscellaneous	13,304
Total expenses	406,924
Fees voluntarily waived by Adviser	(101,463)
Net operating expenses	305,461
Net investment income	3,165,646
Net Change in Unrealized Gain (Loss) on Investments
Change in unrealized appreciation on:
Investment securities	1,005,848
Net change in unrealized appreciation (depreciation) on investments	1,005,848
Net increase in net assets resulting from operations	$4,171,494

(a)        For the period January 3, 2023 (commencement of operations) to June 30, 2023.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2023	9

Flat Rock Enhanced Income Fund	Statement of Changes in Net Assets

For the Period Ended June 30, 2023(a) (Unaudited)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$3,165,646
Net change in unrealized appreciation of investment securities	1,005,848
Net increase in net assets resulting from operations	4,171,494
Distributions to Shareholders from Earnings	(1,473,521)
Total distributions	(1,473,521)
Capital Transactions
Proceeds from shares sold	100,841,886
Reinvestment of distributions	469,912
Cost of shares repurchased	(46,458)
Net increase in net assets resulting from capital transactions	101,265,340
Total Increase in Net Assets	103,963,313
Net Assets
Beginning of period	100,000
End of period	$104,063,313
Share Transactions
Shares sold	4,954,669
Shares issued in reinvestment of distributions	22,779
Shares repurchased	(2,245)
Total Shares Transactions	4,975,203

(a)        For the period January 3, 2023 (commencement of operations) to June 30, 2023.

See Notes to Financial Statements.
10	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Statement of Cash Flows
For the period ended June 30, 2023(a) (Unaudited)
CASH FLOWS RESULTING FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets resulting from operations	$4,171,494
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(93,703,737)
Proceeds from sales of investment securities	—
Net purchase/(sales) of short-term investments securities	(6,207,370)
Amortization of premium and accretion of discount on investments, net	(613,673)
Net realized gain/(loss) on:
Investments	—
Net change in unrealized (appreciation)/depreciation on:
Investments	(1,005,848)
(Increase)/Decrease in assets:
Receivable for fund shares sold	(388,191)
Dividends and interest receivable	(2,317,432)
Prepaid expenses and other assets	(9,083)
Increase/(Decrease) in liabilities:
Management fee payable	110,720
Payable for Administrator fees	17,051
Payable for audit and tax service fees	17,928
Payable to trustees and officers	4,862
Other accrued expenses	31,460
Net cash used in operating activities	(99,891,819)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	100,841,886
Cost of shares repurchased	(46,458)
Distributions paid (net of reinvestments)	(1,003,609)
Net cash provided by financing activities	99,791,819
Net increase/(decrease) in cash	(100,000)
Cash, beginning of period	$100,000
Cash, end of period	$—

(a)        For the period January 3, 2023 (commencement of operations) to June 30, 2023.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2023	11

Flat Rock Enhanced Income Fund	Financial Highlights
(For a share outstanding during the period)
For the Period Ended June 30, 2023 (Unaudited)(a)
Selected Per Share Data
Net asset value, at beginning of period	$20.00
Income from investment operations:
Net investment income	0.67
Net realized and unrealized gain on investments	0.58
Total from investment operations	1.25
Less distributions to shareholders from:
Net investment income	(0.33)
Total distributions	(0.33)
Net asset value, at end of period	$20.92
Total Return(b)	6.29%(c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$104,063
Ratio of expenses to average net assets including fee waivers	1.27%(d)(e)
Ratio of expenses to average net assets excluding fee waivers	1.69%(d)
Ratio of net investment income to average net assets including fee waivers	13.11%(d)
Portfolio turnover rate	—%(c)

(a)        For the period January 3, 2023 (commencement of operations) to June 30, 2023.

(b)        Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)        Not annualized.

(d)        Annualized.

(e)        The ratio of expenses to average net assets including fee waivers includes $101,463 in voluntary advisory waivers representing (0.42)%. For the period from January 3, 2023 to April 30, 2023, the Adviser voluntarily agreed to fully waive the management fee for the Fund. This voluntary waiver is not subject to recoupment.

See Notes to Financial Statements.
12	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)
1. ORGANIZATION

Flat Rock Enhanced Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was formed as a Delaware statutory trust on April 19, 2022 and operates pursuant to an Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to January 3, 2023, other than those related to organizational matters and the registration of its shares under applicable securities laws.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

Semi-Annual Report | June 30, 2023	13

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.

The Fund primarily invests in junior debt tranches of CLOs. In valuing such investments, Flat Rock Global, LLC (the “Adviser”) considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models. While the use of an independent third-party industry pricing service can be a source for valuing its CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value and will instead utilize another methodology outlined above to make its own assessment of fair value.

The Fund may invest directly in Senior Loans (either in the primary or secondary markets). The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations.

Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or indicative market quotations provided by an independent, third-party pricing service.

For each Senior Loan held by the Fund, that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser will employ the methodology it deems most appropriate to fair value the Senior Loan. For the period before such a Senior Loan begins providing quarterly financial updates, the Senior Loan’s fair value will usually be listed as the cost at which the Fund purchased the Senior Loan. For all other such Senior Loans, the Adviser will fair value each of these on a quarterly basis after the underlying portfolio company has reported its most recent quarterly financial update. These fair value calculations involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a Senior Loan may differ materially from the value that could be realized upon the sale of the Senior Loan. There is no single standard for determining the fair value of an investment. Accordingly, the methodologies the Adviser may use to fair value the Senior Loan may include: 1) fair values provided by an independent third-party valuation firm; 2) mark-to-model valuation techniques; and 3) matrix pricing.

For each Senior Loan that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser may adjust the value of the Senior Loan between quarterly valuations based on changes in the capital markets. To do this, as a proxy for discount rates and market comparables, the Adviser may look to the Morningstar LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”). The LSTA Index is an equal value-weighted index designed to track the performance of the largest U.S. leveraged

14	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

loan facilities. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If there are significant moves in the LSTA Index, the Adviser may adjust the value of the Senior Loan using its discretion.

In addition, the values of the Fund’s Senior Loans may be adjusted daily based on changes to the estimated total return that the asset will generate. The Adviser will monitor these estimates and update them as necessary if macro or individual changes warrant any adjustments.

The Fund may invest in Business Development Companies (“BDCs”) or other investment vehicles that provide exposure to Senior Loans. When valuing BDCs that are publicly-traded, the Adviser will use the daily closing price quoted by the BDC’s respective exchange. When valuing BDCs that are not publicly-traded, as well as other investment vehicles that are not publicly-traded, the Adviser will use the most recently reported net asset value provided by the manager of the respective investment.

All available information, including non-binding indicative bids which may not be considered reliable, typically will be considered by us in making fair value determinations. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases we will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. We will engage third-party valuation firms to provide assistance in valuing a substantial portion of our investments. We expect to evaluate the impact of such additional information and factor it into its consideration of fair value.

The Fund’s Board of Trustees (the “Board”) is responsible for fair value determination, and has adopted policies and procedures for assessment and management of valuation risks, establishment and application of fair value methodologies, testing of fair value methodologies, and evaluation of pricing services. Under these procedures, the Board is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The day-to-day implementation of the portfolio valuation process, as set forth in the valuation policies and procedures, is performed by the Adviser, with the oversight and involvement of the Board as required. Additionally, the Board has authorized the use of independent third-party pricing services and independent third-party valuation services to assist in pricing and valuation of the Fund’s portfolio securities.

Federal Income Taxes: The Fund intends to elect to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

As of and during the period ended June 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Semi-Annual Report | June 30, 2023	15

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the period ended June 30, 2023, the Fund did not incur any interest or penalties.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” tranche of CLOs will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Cash and Cash Equivalents: Cash and cash equivalents (e.g. U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	-	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.
Level 2	-

Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3	-

Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the

16	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as of June 30, 2023:

	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations Debt	$—	$—	$95,323,258	$95,323,258
Short-Term Investments	6,207,370	—	—	6,207,370
Total	$6,207,370	$—	$95,323,258	$101,530,628

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of June 30, 2023:

	Balance as of January 3, 2023	Realized gain (loss)	Amortization/ Accretion	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfer in Level 3*(a)	Transfer out Level 3*(b)	Balance as of June 30, 2023
Collateralized Loan Obligations Debt	$—	$—	$613,673	$1,005,848	$93,703,737	$—	$—	$—	$95,323,258

*      The amount of transfers in and/or out are reflected at the reporting period end.

(a)        Transfers in relate primarily to securities for which observable inputs became unavailable during the period. Therefore, the securities were valued at fair value by the Adviser, in conformity with guidelines adopted by and subject to review by the Board, and are categorized as Level 3 inputs as of June 30, 2023.

(b)        Transfers out relate primarily to securities for which observable inputs became available during the period, and as of June 30, 2022, the Fund was able to obtain quotes from its pricing service. These quotes represent Level 2 inputs, which is the level of the fair value hierarchy in which these securities are included as of June 30, 2023.

Semi-Annual Report | June 30, 2023	17

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of June 30, 2023:

	Quantitative Information about Significant Level 3 Fair Value Measurements
Asset Category	Fair Value at June 30, 2023	Valuation Techniques	Unobservable Input(s)	Range
Collateralized Loan Obligations Debt	$84,543,258	Third-party vendor pricing service*	Broker quotes	N/A
	10,780,000	Recent transactions	Acquisition cost	N/A

*      The Fund generally uses prices provided by an independent pricing service on the valuation date as the primary basis for the fair value determinations for CLO investments. These prices are non-binding, indicative, and may not be determinative of fair value. Each price is evaluated by the Board in conjunction with additional information compiled by the Adviser, including performance and covenant compliance.

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of total assets), paid monthly in arrears, calculated based on the average daily value of total assets during such period.

In addition to the management fee, the Adviser in entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s Repurchase Program. The Adviser waived incentive fees for the period ended June 30, 2023.

18	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•     No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.75% per quarter (or an annualized rate of 7.00%);

•     100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.0588%. This portion of the Fund’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.0588%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when its pre-incentive fee net investment income reaches 2.0588% in any calendar quarter; and

•     15.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.0588% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

From the Fund’s formation through April 30, 2023, the Adviser paid all Fund expenses. For the period from January 3, 2023 (commencement of operations) through June 30, 2023, the Adviser voluntarily waived $100,676 in advisory fees.

Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) provides the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. Under the terms of a Master Services Agreement, Ultimus receives fees from the Fund for these services.

U.S. Bank N.A. serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Ultimus, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of shares of the Fund. Under the terms of a Distribution Agreement, the Distributor receives fees from the Fund for these services.

Ultimus, U.S. Bank N.A., and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of February, May, August and November. A Repurchase Offer Notice will be sent to shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the third Friday of the month in which the repurchase occurs. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the Repurchase Request Deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

Semi-Annual Report | June 30, 2023	19

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

During the period ended June 30, 2023, the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	January 9, 2023	April 10, 2023
Repurchase Request Deadline	February 13, 2023	May 15, 2023
Repurchase Pricing Date	February 13, 2023	May 15, 2023
Amount Repurchased	$—	$46,458
Shares Repurchased	—	2,245
6. PORTFOLIO INFORMATION

Purchases and sales of securities for the period ended June 30, 2023, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$93,703,738	$—
7. TAXES

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of June 30, 2023, with differences related to passive foreign investment companies, controlled foreign corporations and partnership interests, was as follows:

Gross Unrealized Appreciation	$1,305,176
Gross Unrealized Depreciation	(299,328)
Net Unrealized Appreciation on Investments	$1,005,848
Tax Cost	$100,524,780
8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks.

CLO Risk: Investments in CLOs carry risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are

20	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. In addition, at the time of issuance, the CLO may not be fully invested. Until the CLO is fully invested, the debt service of the CLO may exceed the amount of interest earned from the CLO’s portfolio. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets.

Liquidity Risk: The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Fund may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Semi-Annual Report | June 30, 2023	21

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

LIBOR Risk: Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect the Fund’s credit arrangements and the Fund’s floating rate loans and investment securities. On July 27, 2017, the U.K. Financial Conduct Authority (“FCA”) announced that it would phase out LIBOR as a benchmark by the end of 2021. The administrator of LIBOR announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of USD LIBOR settings will no longer be published after June 30, 2023. As an alternative to LIBOR, the Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, recommended replacing U.S. dollar LIBOR with SOFR, a new index calculated by short-term repurchase agreements, backed by Treasury securities. On March 15, 2022, President Biden signed into law the Consolidated Appropriations Act of 2022, which among other things, provides for the use of interest rates based on SOFR in certain contracts currently based on LIBOR and a safe harbor from liability for utilizing SOFR-based interest rates as a replacement for LIBOR. On December 15, 2022, the Federal Reserve adopted a final rule that implements the Adjustable Rate Act (enacted as part of the Consolidated Appropriations Act of 2022) by identifying benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. Effective June 30, 2023, USD LIBOR settings ceased to be published, except for the 1, 3, and 6 month settings that will continue to be published under an unrepresentative synthetic methodology until the end of September 2024. These settings will permanently cease after September 2024, and synthetic rates are not permitted for use in new products.

The discontinuation of LIBOR could have a significant impact on the Fund’s business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, the Fund anticipates there may be additional risks to the Fund’s current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on the Fund’s cost of capital and net investment income cannot yet be determined. There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on the Fund’s business, result of operations, and financial condition.

Global Markets Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. For example, the COVID-19 pandemic continues to impact demand for certain goods and services, supply chains, availability of labor, and overall economic and financial stability. In addition, Russia’s ongoing military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks.

22	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Credit Risk: The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Adviser require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Adviser may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high-yield investments considered speculative in nature and unsecured investments, this risk may be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Valuation Risk: Most of the Fund’s investments are not traded on national securities exchanges, and the Fund does not have the benefit of market quotations or other pricing data from such an exchange. Certain of the Fund’s investments will have the benefit of third-party bid-ask quotations. With respect to investments for which pricing data is not readily available or when such pricing data is deemed not to represent fair value, the Fund’s Board determines fair value using the valuation procedures approved by the Board. There is no single standard for determining fair value in good faith. As a result, determining

Semi-Annual Report | June 30, 2023	23

Flat Rock Enhanced Income Fund	Notes to Financial Statements
June 30, 2023 (Unaudited)

fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes.

Interest Rate Risk: Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. The Fund intends to fund portions of its investments with borrowings, and at such time, its net investment income will be affected by the difference between the rate at which it invests and the rate at which it borrows. Accordingly, the Fund cannot assure that a significant change in market interest risks will not have a material adverse effect on its net investment income.
9. DISTRIBUTION REINVESTMENT PLAN

The Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was first applied to the reinvestment of cash distributions paid on or after, May 9, 2023.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in shares at a price equal to the net asset value per share of the shares as of such date.

10. COMMITMENTS

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

11. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

Subsequent to June 30, 2023, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 7, 2023	July 6, 2023	July 10, 2023	$0.166
August 9, 2023	August 8, 2023	August 10, 2023	$0.166

On August 14, 2023, the Fund completed a quarterly repurchase offer. In this offer, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Date. The result of the repurchase offer was as follows:

Repurchase Offer
Commencement Date	July 10, 2023
Repurchase Request Deadline	August 14, 2023
Repurchase Pricing Date	August 14, 2023
Amount Repurchased	$280,131
Shares Repurchased	13,189

24	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Additional Information
June 30, 2023 (Unaudited)
PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-307-500-5200, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the U.S. Securities and Exchange Commission (“SEC”) on Form N-PORT within 60 days after the end of the Fund’s first and third quarters. Copies of the Fund’s Form N-PORT are available without charge, upon request, by contacting the Fund at 1-307-500-5200, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE (Rev. Oct. 2022)
FACTS	WHAT DOES FLAT ROCK ENHANCED INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number	Purchase History
	Assets	Account Balances
	Retirement Assets	Account Transactions
	Transaction History	Wire Transfer Instructions
Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Enhanced Income Fund chooses to share; and whether you can limit this sharing.

Semi-Annual Report | June 30, 2023	25

Flat Rock Enhanced Income Fund	Additional Information
June 30, 2023 (Unaudited)
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Flat Enhanced Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
QUESTIONS?	Call (307) 500-5200

26	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Additional Information
June 30, 2023 (Unaudited)
WHO WE ARE
Who is providing this notice?	Flat Rock Enhanced Income Fund
WHAT WE DO
How does Flat Rock Enhanced Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Flat Rock Enhanced Income Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make deposits or withdrawals from your account

•   Make a wire transfer

•   Tell us where to send the money

•   Tells us who receives the money

•   Show your government-issued ID

•   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes — information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Semi-Annual Report | June 30, 2023	27

Flat Rock Enhanced Income Fund	Additional Information
June 30, 2023 (Unaudited)
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Enhanced Income Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Flat Rock Enhanced Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Flat Rock Enhanced Income Fund doesn’t jointly market.

28	www.flatrockglobal.com

Flat Rock Enhanced Income Fund	Approval of Investment Advisory Agreement
June 30, 2023 (Unaudited)

At a meeting of the Board of Trustees (the “Board”) of Flat Rock Enhanced Income Fund (the “Fund”) held on October 10, 2022, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Fund or Flat Rock Global, LLC (the “Adviser”), considered and approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser.

The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent, and Quality of Services. The Board considered that the Adviser was established in 2016 and provides portfolio management services to registered investment companies and other pooled investment vehicles. The Board reviewed the qualifications of the key personnel servicing the Fund and considered the specialized knowledge required to implement the Fund’s strategy. The Board expressed satisfaction with the advisory personnel’s depth of experience and industry connections. The Board considered that the Adviser also managed two other interval funds with a similar investment focus to the Fund. The Board discussed the Adviser’s robust diligence process for assessing the quality of collateralized loan obligations in which the Fund may invest. The Board reviewed the Adviser’s compliance practices, noting that the Adviser had recently hired a dedicated third-party chief compliance officer. The Board considered the Adviser’s financial condition, noting that its assets under management have continued to increase since its inception totaling approximately $511 million as of June 30, 2022. After discussion, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, and compliance policies and procedures essential to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services that it would provide to the Fund would be satisfactory.

Performance. The Board considered that the Fund had not yet commenced operations but will pursue a similar strategy to that of Flat Rock Opportunity Fund (the “Opportunity Fund”). As such, the Board reviewed the prior performance of the Opportunity Fund in order to assess the potential of the Adviser to provide reasonable returns for the Fund, acknowledging that the past performance of the Opportunity Fund was not necessarily indicative of the future performance of the Fund. The Board considered that the Opportunity Fund returned 10.25% on an annualized basis since its inception in July 2018, outperforming the Bloomberg U.S. Corporate High Yield Total Return Index and the average performance of its peer group during the same period. The Board discussed the consistent and steady performance of the Opportunity Fund and its relatively low volatility. The Board concluded that the Adviser had potential to provide reasonable returns for the Fund.

Fees and Expenses. The Board discussed the Adviser’s proposed management fee of 1.375% and the estimated expense ratio of 7.50% for the Fund. The Board considered that the fees and expenses proposed for the Fund were below the average fees and expenses of the Fund’s peer group. Further, the Board noted that the base management fee charged by the Adviser would be the same as what the Adviser charges to the Opportunity Fund and Flat Rock Core Income Fund. The Board then reviewed the incentive fees based on net investment income proposed under the Advisory Agreement, noting that they appeared reasonable given the skill and expertise required to manage the Fund. After further discussion, the Board concluded that the fees to be paid to the Adviser were not unreasonable.

Semi-Annual Report | June 30, 2023	29

Flat Rock Enhanced Income Fund	Approval of Investment Advisory Agreement
June 30, 2023 (Unaudited)

Economies of Scale. The Board considered that the Fund would benefit from economies of scale as it continued to grow, but that many of the Fund’s operating expenses, such as administration fees, transfer agency expenses, and audit fees, would increase as the Fund’s assets under management increased. The Board agreed to revisit the topic at a later date.

Profitability. The Board considered that the Adviser expected a modest profit in the first two years of the Fund’s operations. After discussion, the Board concluded that the estimated profits for the Adviser were fair and reasonable in light of the services the Adviser would provide to the Fund.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, the Board determined that approval of the Advisory Agreement was in the best interests of the Fund and its future shareholders.

30	www.flatrockglobal.com

Must be accompanied or preceded by a Prospectus.
Ultimus Fund Distributors, LLC is the Distributor for the Flat Rock Enhanced Income Fund.

(b)    Not applicable to Registrant.

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Companies.

Not applicable to semi-annual report.

Item 6. Schedule of Investments.

(a)     The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)    Not applicable to Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)     Not applicable to semi-annual report.

(b)    Not applicable to Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees

Item 11. Controls and Procedures.

(a)     The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)     Not applicable to semi-annual report.

(a)(2)     The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, are attached hereto as Ex99.Cert.

(a)(3)     None.

(a)(4)     Not applicable.

(b)         The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flat Rock Enhanced Income Fund
By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	9/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert K. Grunewald
Robert K. Grunewald President and Chief Executive Officer (Principal Executive Officer)
Date	9/7/2023
By	/s/ Ryan Ripp
Ryan Ripp Chief Financial Officer (Principal Financial Officer)
Date	9/7/2023